President & Chief Executive Officer Carlos P. Naudon Executive Vice President & Chief Financial Officer Sergio J. Vaccaro Exhibit 99.2 Presentation of

Cautionary Statements Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which Ponce Bank, N.A. operates, including changes that adversely affect borrowers’ ability to service and repay Ponce Bank, N.A.’s loans; changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs, and their related impacts on the economy; changes in the global economy, including negative changes that may arise from armed conflict and geopolitical instability; changes in the value of securities in the investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that intangibles recorded in the financial statements will become impaired; demand for loans in Ponce Bank, N.A.’s market area; Ponce Bank, N.A.’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that Ponce Financial Group, Inc. may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in Ponce Financial Group, Inc.’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Ponce Financial Group, Inc. disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as may be required by applicable law or regulation. Forward Looking Statements The market and industry data used throughout this presentation is based, in part, on third-party sources, as indicated. Although management believes these third-party sources are reliable, they have not independently verified the information and cannot guarantee its accuracy and completeness. Market and Industry Data Copyright © 2026. All Right Reserved

Corporate Headquarters and Office Location Branch Locations On October 10, 2025, the Company wholly-owned subsidiary, Ponce Bank (formerly a federally chartered stock savings association), has completed its previously announced conversion to a national bank and commenced operations as Ponce Bank, National Association (the “Bank”).  In connection with the conversion of the Bank, the Company also commenced operations as a bank holding company as of the same date.  Further, the Company also became a financial holding company, which is an additional election that allows the Company to engage in activities that are financial in nature or incidental to a financial activity. Aim to provide long-term value to stakeholders by executing a safe and sound business strategy that produces increasing value. Number of full-time equivalent employees as of June 30th, 2026, was 229 equating to $15.3 million in assets per employee. The Company provides a full range of financial services in a community-focused manner. Ticker NASDAQ: PDLB Established 1960 Headquarters Bronx, NY Branches 13 full-service branches, 3 loan production / representative offices and 1 ATM center Total Assets $3.49 billion (as of 6/30/26) Total Loans $2.88 billion (as of 6/30/26) Total Deposits $2.27 billion (as of 6/30/26) Earnings Per Share (Basic) $0.36 (for three months ended 6/30/26) Market Cap TBV Per Common Share* $482 million (as of 6/30/26) $13.89 (as of 6/30/26) Copyright © 2026. All Right Reserved (*) TBV Per Common Share is a Non-GAAP financial measure. Non-GAAP financial measures are not a substitute for GAAP financial measures. See the appendix of this presentation for a reconciliation to the most directly comparable GAAP financial measure.

Franchise Evolution 2015 - 2022 Carlos P. Naudon named President in 2015; CEO in 2018 Certified SBA lender Continued to remain focused on residential and commercial real estate Optimized real estate footprint by improving loan efficiency Certification as an MDI & CDFI Grew assets from $700 million to $2+ billion Path to Conversion 2022 - Present Converted from Mutual Holding Company on January 27, 2022 PFG became a Bank Holding Company and a Financial Holding Company and Ponce Bank became a National Bank Established a robust capital base to continue executing on strategic initiatives Continued focusing on residential and commercial lending with an emphasis on technological integration Received low-cost funding Preferred Stock in the amount of $225 million from the ECIP Public Ownership 1960 - 2015 Established 65-year-old institution focused on residential and nonresidential lending Headquartered in the Bronx, NY with branch presence in the Bronx, Brooklyn, Queens, New Jersey, and Manhattan Grew assets from de novo to $700 million Mutual Bank Copyright © 2026. All Right Reserved

PFG Executive Management Executive Chairman of the Board Steven A. Tsavaris Executive Vice President and Chief Lending Officer Ioannis Kouzilos Madeline V. Marquez President and Chief Executive Officer Carlos P. Naudon Executive Vice President and Chief Financial Officer Sergio J. Vaccaro Executive Vice President and Chief Operating Officer Luis G. Gonzalez Jr. Copyright © 2026. All Right Reserved 50+ years of experience Former President and CEO of Ponce De Leon Federal Savings Bank Former Chairman and CEO of PDLB Community Bancorp 15+ years of experience Former VP of Credit Administration Experienced at various financial institutions 50+ years of experience Retired Attorney and CPA Former Acting CEO and Director of Open Solutions, Inc., a fintech public company 25+ years of experience Former CFO of Private Bank Americas at HSBC Former US Head of FP&A at HSBC Former CFO of Home Loans at Morgan Stanley 17+ years of experience Former Bank Examiner Former Acting Assistant Deputy Comptroller, OCC Executive Vice President and Chief External Affairs Officer Executive Vice President and Chief Human Resources Officer Melissa DeLeon 15+ years of experience Former SVP of Human Resources Driver of people strategy Led culture transformation Retail banking operations expertise Executive Vice President and Chief Banking Officer Betty Campiz 15+ years of experience Former SVP of Digital Banking Led Ponce’s digital transformation (Salesforce, nCino) Extensive retail banking and CX expertise 25+ years of experience Former SVP of SBA & CDFI Initiatives Former Vice President at Business Initiative Corporation of New York Former Managing Director at Brooklyn Economic Development Corp.

Highlights – six months ended June 30, 2026 and 2025 Strong loan growth. Net loans receivable were $2.88 billion as of June 30, 2026, an increase of $421.0 million, or 17.1%, from June 30, 2025. Higher NIM and stable expenses YoY. Net interest margin at 3.64% for six months ended June 30, 2026, an increase of 52bps from prior period. The non-interest expenses were $35.4 million for six months ended June 30, 2026, a slight increase of $1.6 million from June 30, 2025. Strong deposit growth. Deposits were $2.27 billion as of June 30, 2026, an increase of $218.7 million, or 10.6%, from June 30, 2025. Increasing profitability. Net income available to common stockholders of $16.6 million, or $0.71 per diluted share for six months ended June 30, 2026. Copyright © 2026. All Right Reserved Six Month Highlight Overview YTD 2026 YTD 2025 Change % Net interest income $58.3M $46.6M 25.0% Net income available to common stockholders $16.6M $11.5M 44.0% Deposits $2.27B $2.05B 10.6% Net loans receivable $2.88B $2.46B 17.1% Earnings per diluted share $0.71 $0.50 44.0%

Our Vision Growing alongside fastest growing, best clients Reaching Capital Deployment Capabilities Qualify for ECIP disposition Grow core deposits, with an emphasis on cross-selling commercial customers, growing Ponce Direct, mission driven and specialty deposits Grow our loan portfolio Increase our utilization of technology Increase profitability and continue to manage expenses Robust capital position, inclusive of $225 million in ECIP funds provided by the U.S. Treasury Focused on growing loan book: Expanding CRE & Non-Residential Loans Stay with successful clients as they grow Low-Cost, Excess Capital - Ready to Deploy The Bank is designated as both a Community Development Financial Institution (CDFI) and a Minority Deposit Institution (MDI) MDI and CDFI Status; Mission Driven Business Model Aligns with ESG Completed the second-step in January 2022 Ability to return capital to shareholders – priorities De-Mutualization Opportunity The Company is well-positioned with a weighted average loan-to-value ratio of 53.8% as of June 30, 2026 Total CRE Loans comprise 425.1% of Risk Based Capital Financial Strength Strategies and Focus Growth Drivers Accelerating Loan Growth Through Deployment of Excess Capital CRE and Residential Markets – Single Family & Multi-family markets Net Interest Income Growth Upgrading electronic infrastructure Expanding digital banking services Creating greater resiliency, capacity, and redundancies Modernization Program Across Company Infrastructure Restructure/Refocus the retail business model Upgrade sales force Attract, develop and retain an engaged workforce Ensure risk management and controls are aligned with strategic priorities Manage credit risk to maintain a low level of nonperforming assets. Copyright © 2026. All Right Reserved 61% 111%

ECIP Disposition – Executed Agreement On December 20, 2024, PFG entered into an ECIP securities purchase option agreement with the US Department of the Treasury, allowing repurchase at a future date, subject to compliance with certain qualifications Determination of sale price: based on the dividend discount model While there can be no assurance as to the final repurchase price, the price could be as low as 6.73% under the current guidelines, (assuming a dividend rate of 0.50%, RFR of 4.93% (20 Yr Treasury as of 6/30/26), Beta of 0.50 and ERP of 5.00% and satisfaction of the deep impact condition) Impact of ~8.68 $ per share, under the above assumptions, $225 million ECIP, 24.2 million common shares outstanding The repurchase date could occur as soon as 3Q 2026, assuming satisfaction of the necessary conditions(1) Status on progress: Have achieved 16 consecutive quarters with an 80% rate of deep impact lending (vs 60% requirement for 16 consecutive quarters to qualify for repurchase) Copyright © 2026. All Right Reserved (1) The consummation of any such repurchase of our Preferred Stock is subject to the satisfaction of additional conditions, including satisfying certain eligibility criteria. Although the Company currently expects that it will satisfy all other necessary conditions, there can be no assurance if and when such repurchase will be consummated with Treasury

Community Development Financial Institution The CDFI Program offers both Financial Assistance and Technical Assistance awards to CDFIs. These competitive awards support and enhance the ability of the Company to meet the needs of the communities they serve. Financial Assistance awards are made in the form of loans, grants, equity investments, and deposits, which CDFIs are required to match dollar-for-dollar with non-federal funds. This requirement enables the Company to multiply the impact of federal investment to meet the demand for affordable financial products in economically distressed communities. Technical Assistance grants are offered to CDFIs and Certifiable CDFIs to build their organizational capacity. Out of the 20 top CDFI Banks (in Total Assets): in housing focus in DLI-HMDA (% of housing lending in LMI communities) in total loans in total assets As a CDFI, the Company has received over $5 million in federal grants As of June 30, 2025, there were approximately 1,400 CDFI’s operating nationwide, but fewer than 200 are banks, and the Bank ranks amongst the largest The CDFI designation qualifies the Company for grants and capital opportunities such as the Emergency Capital Investment Program (ECIP), which the Company benefitted from in the form of a $225 million investment from the U.S. Treasury for Senior Non-Cumulative Perpetual Preferred Stock; only CDFIs and MDIs were able to participate in this program – it comes at no cost (to capital) for the first two years and includes rate reduction incentives after that with a cap of 2.00% Ponce Bank has won awards and mandates for community development and ranks as one of the largest and most housing focused CDFIs in the country. Rankings as of 2Q 2025 5th 6th Copyright © 2026. All Right Reserved

Minority Depository Institution One of 32 banks in the country designated as both an MDI and a CDFI. As of September 30, 2025, the FDIC recognized 156 MDIs across the United States and its territories, with collective assets of approximately $385 billion. As an MDI the Bank can provide financial services to and for underserved communities as designated by the federal government including African, Asian, Hispanic, and Native Americans. MDI designation allows the Bank to provide many benefits to low-to-moderate income communities, including access to credit, values-driven banking, international languages and locations, financial education, and community-specific services. Out of all the MDI Banks in Assets, the Bank ranks: Rankings as of 3Q 2025 The Bank is designated an MDI, classified under the Federal Deposit Insurance Corporation (FDIC). The FDIC defines an MDI as a federally insured depository institution for which (1) 51% or more of the voting stock is owned by minority individuals; or (2) majority of the board of directors is a minority and the community that the institution serves is predominantly minority. in total assets New York in total assets out of 156 MDIs 3rd 22nd Copyright © 2026. All Right Reserved

Appendix

Total Assets Total Deposits Financial Highlights (in thousands) Net Loans Revenue (NII + Non-interest income) & Non-interest expense Copyright © 2026. All Right Reserved

Appx. 1 Portfolio Composition 14.7% 28.1% 18.4% 36.4% 1-4 Family Residential Construction and Land Multifamily Residential Nonresidential Property $ 2,286,599 $ 2,599,258 $ 2,879,740 $ 1,525,668 $ 1,895,886 Loan Portfolio Growth (in thousands) Net Loans Receivable Loans Portfolio As of June 30, 2026 Other Copyright © 2026. All Right Reserved

Total Securities - as of June 30, 2026 Amortized Cost Gross Unrealized Gains Gross Unrealized Losses Fair Value Available-for-Sale Securities: Corporate Bonds $13,500 - $(406) $13,094 Mortgage-Backed Securities: Collateralized Mortgage Obligations¹ 29,262 - (4,780) 24,482 FHLMC Certificates 7,391 - (818) 6,573 FNMA Certificates 48,148 - (7,595) 40,553 GNMA Certificates 71 1 - 72 Total available-for-sale securities $98,372 $1 $(13,599) $84,774 Amortized Cost Gross Unrealized Gains Gross Unrealized Losses Fair Value Held-to-Maturity Securities: Corporate Bonds $7,500 $21 $(98) $7,423 Mortgage-Backed Securities: Collateralized Mortgage Obligations¹ 148,066 35 (4,374) 143,727 FHLMC Certificates 2,924 34 (122) 2,836 FNMA Certificates 84,975 0 (2,417) 82,558 SBA Certificates 10,361 60 - 10,421 Allowance for Credit Losses (210) - - - Total available-for-sale securities $253,616 $150 $(7,011) $246,965 (1) Comprised of Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”) and Ginnie Mae (“GNMA”) issued securities. (in thousand) (in thousand) Copyright © 2026. All Right Reserved

Actual Amount Ratio For Capital Adequacy Purposes Amount Ratio To Be Well Capitalized Under Prompt Corrective Action Provisions Amount Ratio December 31, 2025 (in thousands) Ponce Financial Group, Inc. Total Capital to Risk-Weighted Assets $ 579,833 23.00% $ 201,663 8.00% $ 252,079 10.00% Tier 1 Capital to Risk-Weighted Assets 552,260 21.91% 151,247 6.00% 201,663 8.00% Common Equity Tier 1 Capital Ratio 327,260 12.98% 113,436 4.50% 163,851 6.50% Tier 1 Capital to Total Assets 552,260 17.27% 127,880 4.00% 159,850 5.00% Ponce Bank Total Capital to Risk-Weighted Assets $ 543,076 21.63% $ 200,847 8.00% $ 251,059 10.00% Tier 1 Capital to Risk-Weighted Assets 515,502 20.53% 150,635 6.00% 200,847 8.00% Common Equity Tier 1 Capital Ratio 515,502 20.53% 112,976 4.50% 163,188 6.50% Tier 1 Capital to Total Assets 515,502 16.12% 127,945 4.00% 159,931 5.00% Actual Amount Ratio For Capital Adequacy Purposes Amount Ratio To Be Well Capitalized Under Prompt Corrective Action Provisions Amount Ratio June 30, 2026 (in thousands) Ponce Financial Group, Inc. Total Capital to Risk-Weighted Assets $ 602,120 20.00% $ 240,794 8.00% $ 300,993 10.00% Tier 1 Capital to Risk-Weighted Assets 571,574 18.99% 180,596 6.00% 240,794 8.00% Common Equity Tier 1 Capital Ratio 346,574 11.51% 135,447 4.50% 195,645 6.50% Tier 1 Capital to Total Assets 571,574 16.85% 135,688 4.00% 169,610 5.00% Ponce Bank Total Capital to Risk-Weighted Assets $ 566,435 18.88% $ 239,968 8.00% $ 299,959 10.00% Tier 1 Capital to Risk-Weighted Assets 535,888 17.87% 179,976 6.00% 239,968 8.00% Common Equity Tier 1 Capital Ratio 535,888 17.87% 134,982 4.50% 194,974 6.50% Tier 1 Capital to Total Assets 535,888 15.81% 135,618 4.00% 169,522 5.00% Regulatory Capital Ratios Copyright © 2026. All Right Reserved

Reconciliation to GAAP June 30, 2026 Common shares issued 24,886,711 Less treasury shares 698,810 Common shares outstanding at end of period 24,187,901 Total Equity $ 560,969,969 Common shares outstanding 24,187,901 Total equity per share - GAAP $ 23.19 Total Equity $ 560,969,969 Less Preferred Stock $ (225,000,000) Tangible book value $ 335,969,969 Tangible book value per common share -Non-GAAP $ 13.89 Copyright © 2026. All Right Reserved Tangible book value per common share is a non-GAAP financial measure and is calculated by dividing tangible common equity by common shares outstanding. Tangible common equity is defined as total shareholders’ equity less goodwill and other intangible assets, net of applicable deferred taxes. The Company believes that tangible book value per share is a useful measure for investors, regulators, and analysts because it reflects the Company’s capital position excluding the impact of goodwill and other intangible assets, which may not be realizable in a liquidation scenario. This measure is commonly used in the banking industry to assess financial condition and capital adequacy. Tangible book value per share should not be considered a substitute for book value per common share, which is calculated in accordance with GAAP, and the Company’s definition of tangible book value per share may differ from similarly titled measures used by other companies. During the periods presented, the Company did not make any adjustments for goodwill and other intangible assets, so tangible book value per common share is equal to the book value per common share as calculated in accordance with GAAP.

Community Sponsorships and Donations Includes Sponsorships and Donations by the Company and the Ponce De Leon Foundation Sponsorships & Scholarships Small Business Bootcamp (PB$BB) Over 173 grants to charitable causes since 2017 $3.6 million was given to Ponce Bank Branch communities focusing on youth services, education, housing, healthcare, social services, senior services, economic development, and the Arts Ponce De Leon Foundation   Financial Mastery Workshops American Cancer Society Morris Heights Health Center Urban Youth Alliance Int Castle Hill Little League Southern Boulevard BID Phipps Neighborhood InHisName United YMCA of Greater NY Washington Heights BID Unique People Services Hostos Community College Foundation New Bronx Chamber of Commerce POINT Community Development Corp. Castle Hill BID Business Initiative Corporation Neighborhood SHOPP VIP Community Services Bronx Tourism Council NYS CDFI Coalition Part of the Solution, Inc Bronx Arts Ensemble Inc Bronx Overall Economic Development Corp Unique People Services Opportunities for a Better Tomorrow Union Settlement LSA Covid Relief Citivas LIFT Inc Hope Community AHRC Daniels Music Foundation NYC Hispanic Chamber Upper Manhattan Mental Health Center New Heights Youth Inc Emma’s Torch LTD Comite Noviembre RAICES Spanish Speaking Elderly Council Braata Productions MyTime Inc Brooklyn Hospital Foundation Brooklyn Children’s Museum CommonPoint Queens Immaculate Conception Catholic Academy Hellenic Orthodox Community of Astoria Greater Jamaica Development Corp Queens Economic Development Corporation Andromeda Community Initiative Inc Palisades Emergency Residence Corp Jersey City Theatre Center Inc Queens Women's Chamber of Commerce Union City Music Project First Jamaica Community & Urban Development Corp Forest Hills Chambers of Commerce Greater NY Chamber of Commerce Sharing and Caring Inc Educational Video Center The Possibility Project Chamber Of Commerce of Washington Heights and Inwood in Manhattan & MANY MORE Save Latin America NY Women Chamber of Commerce Women for Afghan Women Copyright © 2026. All Right Reserved Total 259 Sponsorships Over $558,,000 contributed in the communities we serve 22 Scholarships awarded 37 volunteer events, 146 volunteers Series 1 total registered 245, with 179 participants, and 66 graduated Series 2 total registered 63, with 54 participants, and 41 graduated Series 3 total registered 35, with 32 participants, and 26 graduated First Time Homebuyers Program Non-Profit Grassroots Program PB$BB Program Protect Your Legacy Program 74 sessions, 1,487 participants

NASDAQ: PDLB Thank you.